Exhibit 21.1

Subsidiaries of Townsquare Media, LLC

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Townsquare Live Events International, LLC	Delaware
Townsquare Next, LLC	Delaware
Townsquare Live Productions, LLC	Delaware
Townsquare Interactive, LLC	Delaware
Townsquare Cares, Inc.	Connecticut
Townsquare MMN, LLC	Delaware
Townsquare-Check Up Productions, LLC	Delaware
Seize the Deal, LLC	Delaware
Townsquare Management Company, LLC	Delaware
Townsquare Radio Holdings, LLC	Delaware
Townsquare Radio, LLC	Delaware
Zader Acquisition Company, LLC	Delaware
Townsquare Media Battle Creek, LLC	Delaware
Townsquare Media Battle Creek License, LLC	Delaware
Townsquare Media Cedar Rapids, LLC	Delaware
Townsquare Media Cedar Rapids License, LLC	Delaware
Townsquare Media Danbury, LLC	Delaware
Townsquare Media Danbury License, LLC	Delaware
Townsquare Media Faribault, LLC	Delaware
Townsquare Media Faribault License, LLC	Delaware
Townsquare Media Kalamazoo, LLC	Delaware
Townsquare Media Kalamazoo License, LLC	Delaware
Townsquare Media Lansing, LLC	Delaware
Townsquare Media Lansing License, LLC	Delaware
Townsquare Media Portland, LLC	Delaware
Townsquare Media Portland License, LLC	Delaware
Townsquare Media Portsmouth, LLC	Delaware
Townsquare Media Portsmouth License, LLC	Delaware
Townsquare Media Quad Cities, LLC	Delaware
Townsquare Media Quad Cities License, LLC	Delaware
Townsquare Media Rochester, LLC	Delaware
Townsquare Media Rochester License, LLC	Delaware
Townsquare Media Rockford, LLC	Delaware
Townsquare Media Rockford License, LLC	Delaware
Townsquare Media Waterloo, LLC	Delaware
Townsquare Media Waterloo License, LLC	Delaware

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Lyla Acquisition Company, LLC	Delaware
Lyla Intermediate Holding, LLC	Delaware
Townsquare Media Boise, LLC	Delaware
Townsquare Media Boise Licenses, LLC	Delaware
Townsquare Media Poughkeepsie, LLC	Delaware
Townsquare Media Poughkeepsie License, LLC	Delaware
Townsquare Media Dubuque, LLC	Delaware
Townsquare Media Dubuque License, LLC	Delaware
Townsquare Radio, Inc.	Delaware
Townsquare Media, Inc.	Delaware
Special Events Management, LLC	Delaware
Townsquare Media Broadcasting, LLC	Delaware
Townsquare Media of Midwest, LLC	Delaware
Townsquare Media of Evansville/Owensboro, Inc.	Delaware
Townsquare Media of Flint, Inc.	Delaware
Regent Broadcasting of Duluth, Inc.	Delaware
Townsquare Media of Albany and Lafayette, Inc.	Delaware
Townsquare Media Licensee of Albany and Lafayette, Inc.	Delaware
Townsquare Media of Albany, Inc.	Delaware
Townsquare Media of Lafayette, LLC	Delaware
Townsquare Media of Buffalo, Inc.	Delaware
Townsquare Media of El Paso, Inc.	Delaware
Regent Broadcasting of South Carolina, Inc.	Delaware
Regent Licensee of South Carolina, Inc.	Delaware
Regent Broadcasting of San Diego, Inc.	Delaware
Regent Licensee of San Diego, Inc.	Delaware
Regent Broadcasting of Lexington, Inc.	Delaware
Regent Licensee of Lexington, Inc.	Delaware
Regent Broadcasting of St. Cloud II, Inc.	Minnesota
Townsquare Media of Ft. Collins, Inc.	Delaware
Townsquare Media of Utica/Rome, Inc.	Delaware
Townsquare Media Licensee of Utica/Rome, Inc.	Delaware
Townsquare Media of St. Cloud, Inc.	Delaware
Townsquare Media Licensee of St. Cloud, Inc.	Delaware
Regent Broadcasting of Lancaster, Inc.	Delaware
Livingston County Broadcasters, Inc.	Delaware
Regent Broadcasting of Watertown, Inc.	Delaware
Regent Licensee of Watertown, Inc.	Delaware

2

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Townsquare Media of Ft. Collins and Grand Rapids, LLC	California
Townsquare Media of Presque Isle, Inc.	Delaware
Townsquare Media Licensee of Peoria, Inc.	Delaware
Townsquare Media of Presque Isle Licensee, LLC	Delaware
Regent Broadcasting of Kingman, Inc.	Delaware
Regent Licensee of Kingman, Inc.	Delaware
Regent Broadcasting of Palmdale, Inc.	Delaware
Regent Licensee of Palmdale, Inc.	Delaware
Regent Broadcasting of Flagstaff, Inc.	Delaware
Regent Licensee of Flagstaff, Inc.	Delaware
Regent Broadcasting of Lake Tahoe, Inc.	Delaware
Regent Licensee of Lake Tahoe, Inc.	Delaware
Regent Broadcasting of Chico, Inc.	Delaware
Regent Licensee of Chico, Inc.	Delaware
Townsquare Media of Grand Rapids, Inc.	Delaware
Regent Broadcasting of Redding, Inc.	Delaware
Regent Licensee of Redding, Inc.	Delaware
Regent Broadcasting of Erie, Inc.	Delaware
Regent Licensee of Erie, Inc.	Delaware
Townsquare Media of Killeen-Temple, Inc.	Delaware
Townsquare Media of Killeen-Temple Licensee, LLC	Delaware
Townsquare Media West Central Holdings, LLC	Delaware
Townsquare Media West Central Intermediate Holdings, LLC	Delaware
Townsquare Media West Central Radio Broadcasting, LLC	Delaware
Townsquare Media Abilene, LLC	Delaware
Townsquare Media Abilene License, LLC	Delaware
Townsquare Media Amarillo, LLC	Delaware
Townsquare Media Amarillo License, LLC	Delaware
Townsquare Media Lake Charles, LLC	Delaware
Townsquare Media Lake Charles License, LLC	Delaware
Townsquare Media Lawton, LLC	Delaware
Townsquare Media Lawton License, LLC	Delaware
Townsquare Media Lubbock, LLC	Delaware
Townsquare Media Lubbock License, LLC	Delaware
Townsquare Media Lufkin, LLC	Delaware
Townsquare Media Lufkin License, LLC	Delaware
GAP Broadcasting Midland-Odessa, LLC	Delaware
GAP Broadcasting Midland-Odessa License, LLC	Delaware

3

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Townsquare Media Shreveport, LLC	Delaware
Townsquare Media Shreveport License, LLC	Delaware
Townsquare Media Texarkana, LLC	Delaware
Townsquare Media Texarkana License, LLC	Delaware
Townsquare Media Tyler, LLC	Delaware
Townsquare Media Tyler License, LLC	Delaware
Townsquare Media Victoria, LLC	Delaware
Townsquare Media Victoria License, LLC	Delaware
Townsquare Media Wichita Falls, LLC	Delaware
Townsquare Media Wichita Falls License, LLC	Delaware
Townsquare Media Billings, LLC	Delaware
Townsquare Media Billings License, LLC	Delaware
Townsquare Media Bozeman, LLC	Delaware
Townsquare Media Bozeman License, LLC	Delaware
GAP Broadcasting Burlington, LLC	Delaware
GAP Broadcasting Burlington License, LLC	Delaware
Townsquare Media Casper, LLC	Delaware
Townsquare Media Casper License, LLC	Delaware
Townsquare Media Cheyenne, LLC	Delaware
Townsquare Media Cheyenne License, LLC	Delaware
Townsquare Media Duluth, LLC	Delaware
Townsquare Media Duluth License, LLC	Delaware
Townsquare Media Laramie, LLC	Delaware
Townsquare Media Laramie License, LLC	Delaware
Townsquare Media Missoula, LLC	Delaware
Townsquare Media Missoula License, LLC	Delaware
Townsquare Media Pocatello, LLC	Delaware
Townsquare Media Pocatello License, LLC	Delaware
Townsquare Media Shelby, LLC	Delaware
Townsquare Media Shelby License, LLC	Delaware
Townsquare Media Tri-Cities, LLC	Delaware
Townsquare Media Tri-Cities License, LLC	Delaware
Townsquare Media Twin Falls, LLC	Delaware
Townsquare Media Twin Falls License, LLC	Delaware
Townsquare Media Yakima, LLC	Delaware
Townsquare Media Yakima License, LLC	Delaware
Townsquare Media Acquisition III, LLC	Delaware
Townsquare Media Oneonta, LLC	Delaware

4

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Townsquare Media Oneonta License, LLC	Delaware
Townsquare Media Quincy-Hannibal, LLC	Delaware
Townsquare Media Quincy-Hannibal License, LLC	Delaware
Townsquare Media Sedalia, LLC	Delaware
Townsquare Media Sedalia License, LLC	Delaware
Townsquare Media San Angelo, LLC	Delaware
Townsquare Media San Angelo License, LLC	Delaware
Townsquare Media Odessa-Midland, LLC	Delaware
Townsquare Media Odessa-Midland License, LLC	Delaware
Townsquare Media Acquisition IV, LLC	Delaware
Townsquare New Jersey Holdco, LLC	Delaware
Millennium Atlantic City II Holdco, LLC	Delaware
Townsquare Media Atlantic City II, LLC	Delaware
Townsquare Media Atlantic City II License, LLC	Delaware
Townsquare Media Trenton, LLC	Delaware
Townsquare Media Trenton License, LLC	Delaware
Townsquare Media Atlantic City, LLC	Delaware
Townsquare Media Atlantic City License, LLC	Delaware
Townsquare Media Monmouth-Ocean, LLC	Delaware
Townsquare Media Monmouth-Ocean License, LLC	Delaware
Townsquare Media Atlantic City III Holdco, LLC	Delaware
Townsquare Media Atlantic City III, LLC	Delaware
Townsquare Media Atlantic City III License, LLC	Delaware
Bryton Acquisition Company, LLC	Delaware
Townsquare Media Augusta/Waterville, LLC	Delaware
Townsquare Media Augusta/Waterville License, LLC	Delaware
Townsquare Media Bangor, LLC	Delaware
Townsquare Media Bangor License, LLC	Delaware
Townsquare Media Binghamton, LLC	Delaware
Townsquare Media Binghamton License, LLC	Delaware
Townsquare Media Bismarck, LLC	Delaware
Townsquare Media Bismarck License, LLC	Delaware
Townsquare Media Grand Junction, LLC	Delaware
Townsquare Media Grand Junction License, LLC	Delaware
Townsquare Media New Bedford, LLC	Delaware
Townsquare Media New Bedford License, LLC	Delaware
Townsquare Media Odessa-Midland II, LLC	Delaware
Townsquare Media Odessa-Midland II License, LLC	Delaware

5

Exact Name of Subsidiaries of Registrant	Jurisdiction of Incorporation or Organization
Townsquare Media Sioux Falls, LLC	Delaware
Townsquare Media Sioux Falls License, LLC	Delaware
Townsquare Media Tuscaloosa, LLC	Delaware
Townsquare Media Tuscaloosa License, LLC	Delaware
Townsquare Live Events, LLC	Delaware
Townsquare Expos, LLC	Delaware
Townsquare Live Events Colorado, LLC	Delaware
Townsquare Live Events Montana, LLC	Delaware
Townsquare Lifestyle Events, LLC	Delaware
Taste of Country Productions, LLC	Delaware
Mountain Jam, LLC	Delaware

6